VANGUARD ADMIRAL FUNDS(R)


July 31, 2000


semiannual



VANGUARD ADMIRAL
  TREASURY MONEY
  MARKET FUND

VANGUARD ADMIRAL
  SHORT-TERM
  TREASURY FUND

VANGUARD ADMIRAL
  INTERMEDIATE-TERM
  TREASURY FUND

VANGUARD ADMIRAL
  LONG-TERM
  TREASURY FUND

[PHOTO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS
REPORT FROM THE CHAIRMAN...................................     1

THE MARKETS IN PERSPECTIVE.................................     5

REPORT FROM THE ADVISER....................................     7

PERFORMANCE SUMMARIES......................................     9

FUND PROFILES..............................................    11

FINANCIAL STATEMENTS.......................................    16

   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

 Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Bond prices generally recovered during the six months ended July 31, 2000, the first half of the Vanguard Admiral Funds' fiscal year. Longer-term Treasury bonds displayed particular strength, helping our bond funds to rebound from a disappointing fiscal 2000. Our returns ranged from 2.9% for our Treasury Money Market Fund to 9.1% for our Long-Term Treasury Fund.

       The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each fund compared with those of its average mutual fund competitor and an unmanaged bond market index. The table also lists the funds' annualized yields, which fluctuated during the half-year in line with interest rates. The yields on the Treasury Money Market and Short-Term Treasury Funds rose, while those on the Intermediate- and Long-Term Treasury Funds declined. On July 31, our yields ranged from 5.98% for the Money Market Fund to 6.55% for the Short-Term Treasury Fund.

------------------------------------------------------------------------------
                                               TOTAL RETURNS            SEC
                                             SIX MONTHS ENDED       ANNUALIZED
                                               JULY 31, 2000          YIELD*
------------------------------------------------------------------------------
ADMIRAL TREASURY
   MONEY MARKET FUND                              2.9%                5.98%

Average U.S. Treasury Money
   Market Fund**                                  2.6

Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                       2.8
------------------------------------------------------------------------------
ADMIRAL SHORT-TERM TREASURY FUND                  3.9%                6.55%

Average Short U.S. Treasury Fund**                3.5

Lehman Brothers 1-5 Year
    U.S. Treasury Bond Index                      4.0
------------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
   TREASURY FUND                                  5.9%                6.46%

Average Intermediate
   U.S. Treasury Fund**                           5.2

Lehman Brothers 5-10 Year
   U.S. Treasury Bond Index                       6.3
------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND                   9.1%                6.22%

Average General
   U.S. Treasury Fund**                           6.9

Lehman Brothers Long
   U.S. Treasury Bond Index                       9.4
------------------------------------------------------------------------------

 *7-day yield for the Money Market Fund; 30-day yield for other funds.

**Derived from data provided by Lipper Inc.

       Details on each fund, including per-share net asset values and income dividends, are presented in the table that follows this letter.

       We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. Over long periods, however, the price effects of fluctuating interest rates tend to be offset, so interest income accounts for virtually all of the total return on a bond fund.

       The table on page 2 presents each fund's return for the twelve months ended July 31, divided into its income and capital components. It also illustrates the inverse relationship between interest rates and bond prices. During the past twelve months, interest rates on short- and intermediate-term bonds rose, causing declines in the value of our Short- and

------------------------------------------------------------------------
                                         COMPONENTS OF TOTAL RETURNS
                                             TWELVE MONTHS ENDED
                                                JULY 31, 2000
                                  --------------------------------------
                                   INCOME          CAPITAL        TOTAL
ADMIRAL TREASURY FUND              RETURN          RETURN        RETURN
------------------------------------------------------------------------
Money Market                        5.4%             0.0%         5.4%
Short-Term                          5.9             -0.7          5.2
Intermediate-Term                   6.4             -0.8          5.6
Long-Term                           6.6              2.1          8.7
------------------------------------------------------------------------

Intermediate-Term Treasury Funds. But long-term interest rates moved lower, leading to a price increase for the Long-Term Treasury Fund. Keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because a bond fund's dividend income is reinvested at higher yields. Conversely, when rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends. For further information on capital and income returns for each fund, see the Performance Summaries beginning on page 9.

       Our Money Market Fund maintained its share price of $1, as is expected but not guaranteed.

THE PERIOD IN REVIEW

The financial markets were stormy during the six months ended July 31. Overall, the economic news was good. The economy continued its robust growth--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. But investors spent much of the half-year worrying about a resurgence in inflation and the heady valuations of many technology-related stocks. In this environment, bonds delivered higher returns than stocks.

       The Federal Reserve Board, in an effort to slow the economy's momentum and head off an uptick in inflation, continued to raise short-term interest rates during the period. The Fed boosted its target for the federal funds rate--the rate that banks charge each other for overnight loans--three times, by a total of 1 percentage point (100 basis points).

       The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 53 basis points to end the half-year at 6.22%. However, rates on longer-term government issues quickly went the other way, as the Treasury started to repurchase its bonds for the first time since the 1930s. The shrinking supply of long-term public debt--the government has also curbed new bond issuance--caused long-term Treasury prices to rise and their yields to fall. Evidence that the economy may be easing into a period of slower growth mounted in June, prompting rallies in both the stock and bond markets. By July 31, the 30-year Treasury bond's yield had fallen 71 basis points, to 5.78%. The yield of the 10-year Treasury bond declined a bit less (64 basis points), to 6.03% at the end of the period. Treasury bonds in each maturity range (short-, intermediate-, and long-term) outperformed their investment-grade corporate counterparts. The margin was greatest (4.6 percentage points) for long-term bonds.

       Led by the Treasury sector, the bond market rebounded from a difficult fiscal 2000. The Lehman Aggregate Bond Index, a broad measure of the U.S. bond market, excluding only high-yield ("junk") bonds and municipal securities, posted a return of 5.3% during the six months ended July 31.

       The U.S. stock market, meanwhile, rose modestly during the half-year. The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, returned 1.5%. The large-capitalization-dominated S&P 500 Index returned 3.2%, outperforming the small-cap-oriented Russell 2000 Index (up 1.3%). The Nasdaq Composite Index, which is crowded with technology stocks, declined -3.9%.

PERFORMANCE OVERVIEW

During the half-year ended July 31, the returns of each of the Vanguard Admiral Funds outpaced those of competing mutual funds that hold Treasury securities of similar maturity. Our TREASURY MONEY MARKET FUND gained 2.9% for the period, beating the 2.6% average return of Treasury money market funds, not surprising given our much lower operating costs.

       Our SHORT-TERM TREASURY FUND returned 3.9%, a bit better than the 3.5% return of the average short-term Treasury fund. The two other Admiral funds outpaced their peers by wider margins. The INTERMEDIATE-TERM TREASURY FUND returned 5.9%, versus 5.2% for competing funds. Our LONG-TERM TREASURY FUND returned 9.1%, well ahead of the 6.9% average return of its peers.

       Our bond funds outpaced the results of competing funds, in part because our investment adviser, Vanguard Fixed Income Group, maintained average fund maturities that were longer than those of their average peers. For example, the average weighted maturity of our Long-Term Treasury Fund is 18.3 years, while the average maturity of its comparative group is just over 16 years. Longer maturities typically mean higher yields, but also increased price sensitivity to changes in interest rates.

       It's important to understand that when interest rates are declining--as they have been for the better part of the past decade--our funds have an extra advantage over their average peers. Of course, our longer-than-average maturities are a detriment when rates are rising.

       Our funds performed in line with their unmanaged indexes during the six months. The Treasury Money Market Fund outpaced its index by 0.1 percentage point, but the other three funds fell short by 0.1-0.4 percentage point. Expenses explain most of the shortfall. While each of our funds has an annualized expense ratio (expenses as a percentage of average net assets) of 0.15%, indexes exist only "on paper" and therefore incur no operating costs.

       We believe that our policy of maintaining longer maturities will pay off for shareholders in the long run because, as noted, longer maturities normally provide higher yields. What is more, our funds are aided in their quest to provide superior yields by their extremely low expenses. The average expense ratios of our comparative groups run from 0.60% for short-term Treasury funds to 0.84% for intermediate-term Treasury funds. This difference gives us a remarkable and sustainable advantage of as much as 69 basis points (0.69 percentage point). In the bond market--particularly the market for Treasury securities--costs clearly matter.

IN SUMMARY

Stocks probably disappointed many investors during the six months ended July 31. After all, they've been delivering double-digit gains with regularity since the mid-1990s, and have not often trailed bonds. For long-term investors, however, the lesson of the half-year should be plain: Trying to "time the market" is hazardous.

       Bond investors who stayed true to their investment plan after enduring a difficult fiscal 2000 were rewarded during the half-year. The course of interest rates is impossible to predict. But I am confident that investors who maintain a balanced mix of stock funds, bond funds, and short-term reserves, suitable for their time horizons, goals, and tolerance for risk, stand the best chance of success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 15, 2000





IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                  NET ASSET VALUE                        PERIODS ENDED JULY 31, 2000
                                     PER SHARE                      SIX MONTHS                  TWELVE MONTHS
                              ------------------------     -------------------------     --------------------------        SEC
                              JAN. 31,        JULY 31,      INCOME           CAPITAL       INCOME           CAPITAL     ANNUALIZED
ADMIRAL TREASURY FUND           2000            2000       DIVIDENDS          GAINS      DIVIDENDS           GAINS        YIELD*
-----------------------------------------------------------------------------------------------------------------------------------
Money Market                   $ 1.00          $ 1.00        $0.028            --          $0.053             --          5.98%
Short-Term                       9.81            9.89         0.296            --           0.570             --          6.55
Intermediate-Term                9.82           10.07         0.319            --           0.629             --          6.46
Long-Term                       10.02           10.60         0.324            --           0.644             --          6.22
-----------------------------------------------------------------------------------------------------------------------------------

*7-day yield for the Money Market Fund; 30-day yield for the other funds.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 2000

After playing second fiddle to stocks in the past several years, bonds provided both a smoother and a more profitable ride than stocks during the six months ended July 31, 2000. The Lehman Aggregate Bond Index--a proxy for the investment-grade taxable bond market--recorded a 5.3% return, well ahead of the 1.5% return for the entire U.S. stock market, as measured by the Wilshire 5000 Index. Stock investors encountered considerable turbulence, as big day-to-day fluctuations in stocks were commonplace. And outside of the United States, stocks on average declined during the six months.

       The economic backdrop was murky. Growth was quite robust--better than 5% after inflation--in the United States. Overseas economies also were picking up strength, and corporations generally registered solid profit gains. Still, investors were uncertain whether the economic good times would keep rolling, given that the Federal Reserve Board and other central banks were raising interest rates during the period.

       The Fed, with three rate increases totaling 1 percentage point, sought to cool off the economy to keep it from overheating and pushing up inflation. Because of sharply higher costs for oil and other energy products, the Consumer Price Index gained 2.3% during the six months and 3.5% for the 12 months ended July 31. Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended July 31.

-----------------------------------------------------------------------------------------------
                                                                    TOTAL RETURNS
                                                             PERIODS ENDED JULY 31, 2000
                                                       ----------------------------------------
                                                       6 MONTHS         1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                        3.2%            9.0%          22.6%
    Russell 2000 Index                                   1.3            13.8           12.3
    Wilshire 5000 Index                                  1.5            11.2           21.1
    MSCI EAFE Index                                     -1.7             9.3            9.4
-----------------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                          5.3%            6.0%           6.5%
    Lehman 10 Year Municipal Bond Index                  5.8             5.2            5.9
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                          2.8             5.4            5.2
-----------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                 2.3%            3.5%           2.5%
-----------------------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

Rising profits, the powerful economy, and continued optimism--especially for the "new economy" TMT stocks (technology, media, and telecommunications)--kept market averages rising in February and early March. But in mid-March, value stocks took charge and TMT stocks slumped. Market leadership flip-flopped again in June, when growth stocks held sway, and in July, when value stocks outperformed growth stocks.

       The period was marked not only by volatility in market averages but also by extreme moves in individual stocks. Wall Street was unforgiving: Companies that disappointed market expectations saw their stock prices plunge. The large-capitalization S&P 500 Index posted a 3.2% return, more than double that of the overall market, and the small-cap Russell 2000 Index edged up 1.3%. The Nasdaq Composite Index, which had stratospheric gains in 1999, lost some altitude, registering a -3.9% return.

       The rise in oil and natural gas prices helped oil-exploration and services companies in the "other energy" group to post the market's biggest gains: an average of 22%. Financial services companies, whose stocks had been hurt by rising interest rates in 1999, rebounded with a 13% return. Another 1999 laggard, the health care sector, posted gains exceeding 9% during the past half-year. Big drops in regional Bell companies and AT&T caused a -15% return for the utilities sector, the worst for any market group. The materials & processing group fell -9%, largely because higher energy costs hurt energy-intensive companies such as chemical and aluminum makers.

U.S. BOND MARKETS

The Fed's three increases in its target federal funds rate (charged on overnight loans between banks) elevated the rate by 1 percentage point to 6.50% during the six months. However, because the market had anticipated some tightening by the Fed, yields of 3-month U.S. Treasury bills rose only half as far (0.53 percentage point, or 53 basis points, to 6.22%). And on longer-term Treasury securities, yields actually fell and prices rose. In part, this was due to a shrinking supply of Treasury debt: A large and growing federal budget surplus allows the Treasury to issue fewer new bonds and to buy back billions of dollars' worth of outstanding bonds. The 10-year Treasury note's yield declined 64 basis points to 6.03% on July 31, and the yield of the 30-year Treasury fell 71 basis points to 5.78%.

       Because short-term rates moved higher while long-term rates slid, there was an "inversion" in the U.S. Treasury yield curve. Instead of the usual upward slope--with yields increasing along with maturity--the curve sloped downward. On July 31, the 5.78% yield of 30-year Treasuries was 55 basis points lower than the 6.33% yield of 3-year Treasury notes. Falling rates mean rising prices for bonds, of course, and the 5.3% return of the Lehman Aggregate Bond Index during the six months reflected a price gain of 1.7% in addition to an income return of 3.6%.

       Corporate bonds didn't fare as well as Treasuries, in part because of a very different supply situation--corporations were issuing large amounts of new debt. Also, heavy borrowing by companies and the Fed's efforts to slow the economy raised the chances that some companies would have trouble paying their debts. Concern about credit quality was evident in the split between returns for low- and high-quality corporate bonds: a zero return for the Lehman High Yield Index of low-quality "junk" bonds, versus 4.8% for the high-quality Lehman Credit A or Better Index. Mortgage-backed bonds and municipal bonds, which also boast high credit quality, had solid returns: 5.6% for the Lehman GNMA Index and 4.8% for the tax-exempt Lehman 7 Year Municipal Bond Index.

INTERNATIONAL STOCK MARKETS

Because of a rise in the value of the U.S. dollar against most other currencies and a slump in Asian markets, international stocks were generally unprofitable for U.S. investors during the past six months. Although the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of developed foreign markets registered a 3.1% return in local currencies, the stronger dollar resulted in a -1.7% return for U.S. investors.

       The MSCI Europe Index generated an 8.4% return in euros, the common currency of 11 European countries. However, this was cut to a 2.8% return for dollar-based investors. The MSCI Pacific Free Index declined -10.6% in dollars and -8.1% in local currencies due to a slump in Japanese stocks, which account for more than 75% of the index.

       The Select Emerging Markets Free Index fell -10.0% in U.S. dollars, stung by weakness in South Korea (-18%), South Africa (-17%), Thailand (-50%), and Turkey (-16%). Israel was the biggest gainer among emerging markets, with a 28% return.

REPORT FROM THE ADVISER

In a welcome turnabout from a difficult 1999, the Vanguard Admiral Funds posted strong results for the fiscal first half ended July 31, 2000. Our six-month returns ranged from 2.9% for our Treasury Money Market Fund to 9.1% for our Long-Term Treasury Fund.

       Conditions during the past six months were favorable for all four funds. Interest rates rose for U.S. Treasury bills, which aided the Treasury Money Market Fund. But yields declined and prices rose for longer-term Treasury notes and bonds, resulting in capital appreciation as well as income return for the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds.

       To understand what has occurred so far this fiscal year, it's necessary to go back to autumn 1998. At that time, yields on long-term U.S. Treasury bonds had fallen below 5%. This was because of surging demand for Treasuries as a safe haven from the financial crisis that swept global markets after Russia defaulted on its government bonds. When it became apparent that the crisis was not going to result in a financial Armageddon, as some had predicted, interest rates rebounded. Rates rose through 1999 to levels that reflected the strong demand for loans by households and corporations in a growing economy.

       The Federal Reserve Board, attempting to slow the economy and forestall a rise in inflation, boosted short-term interest rates three times in 1999. The yield on the benchmark 30-year Treasury bond rose from its all-time low of 4.72% on October 5, 1998 (during the height of the financial crisis) to 6.48% on December 31, 1999. Because bond prices move in the opposite direction from yields, long-term Treasury prices plummeted in 1999.

       During the first half of 2000, the U.S. economy continued to grow at an exceptional pace--real (inflation-adjusted) gross domestic product expanded at a 5% annual rate. The Fed focused on indications that the demand for goods and services was outstripping their available supply, which could cause a buildup in inflationary pressures. Fed Chairman Alan Greenspan repeatedly identified the rise in stock prices as one source of excess spending on goods and services, contending that this "wealth effect" was fueling an unsustainably high pace of demand. The Fed raised its target federal funds rate (the interest charged by banks for overnight loans) three times during the fiscal half-year, to 6.50%. This influenced rates on short-term Treasury bills, which rose during the period.

       Normally, bond yields rise along with short-term rates when the Fed is tightening monetary policy. But during our fiscal half-year, from January 31 to July 31, yields on Treasury bonds actually declined by 0.3 to 0.7 percentage point. The result was that the yield curve was inverted: Longer-term bonds sported lower yields than short-term bonds.

       The reason for this unusual inversion of yields was a shrinking supply of long-term Treasury securities. The federal government, which is expected to post a $230 billion budget surplus this year, has started to reduce the size of its auctions of new securities and has said it would also buy back $30 billion of its outstanding debt. Given the strong economy and huge federal tax revenues (federal tax receipts as a percentage of gross domestic product are at the highest level since World War II), it's now projected that the Treasury will be able to pay off all of its outstanding marketable debt by the end of this decade.

       In other sectors of the bond market, yields didn't closely follow the lead of Treasury bonds. Government agency and mortgage-backed securities didn't enjoy the price gains seen for Treasuries, in part because issuance of new agency and mortgage-backed securities rose.

A REVIEW OF OUR FUNDS

The decline in longer-term interest rates during the last six months served as a tailwind, in the form of positive capital returns, that augmented the income generated by the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds. During the half-year, we maintained the funds' durations (a measure of the sensitivity of a bond's price to changes in interest rates) below those of their benchmarks. The result was that we didn't benefit as much as our index targets from the decline in interest rates during the period. However, compared with peer funds, our Intermediate-Term and Long-Term Treasury Funds generally have longer durations and, thus, greater price gains than our competitors in an environment of falling interest rates.

       We adjusted the average maturity of the Admiral Treasury Money Market Fund at various points during the half-year, based on conditions in the short-term Treasury market and our expectations for the Fed's interest rate policy. Short-term rates today are about 1 percentage point higher than a year ago, which means that money market investors are earning higher rates of return.

THE RISKS AHEAD

In the last two months, signs have emerged that the economy's rapid growth pace is slowing. These signs have led many market participants to believe that the Fed is at or near the end of its policy-tightening cycle. If they are correct, the environment should be a favorable one for bond investors. However, if the economy resumes growth at or near the rapid rates experienced during most of the first half of 2000, the Fed may raise short-term interest rates again. This would have a ripple effect and push up rates across the entire spectrum of maturities.

       The Vanguard Admiral Funds provide a full array of maturity options for Treasuries, so that investors can match their own needs fairly closely. We believe it's important for investors to periodically reevaluate their holdings as risk and return relationships change. What will not change is our commitment to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

August 10, 2000


INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Note that income returns can fluctuate, as can the share price of the Admiral Short-Term Treasury Fund. An investor's shares in this fund, when redeemed, could be worth more or less than their original cost.

ADMIRAL TREASURY MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
-------------------------------------------------------------------
                         ADMIRAL TREASURY                   AVERAGE
                         MONEY MARKET FUND                   FUND*
FISCAL          CAPITAL        INCOME         TOTAL          TOTAL
YEAR            RETURN         RETURN        RETURN         RETURN
-------------------------------------------------------------------
1993             0.0%           0.4%          0.4%           0.4%
1994             0.0            3.0           3.0            2.6
1995             0.0            4.2           4.2            3.8
1996             0.0            5.7           5.7            5.3
1997             0.0            5.2           5.2            4.7
1998             0.0            5.3           5.3            4.8
1999             0.0            5.1           5.1            4.6
2000             0.0            4.8           4.8            4.3
2001**           0.0            2.9           2.9            2.6
-------------------------------------------------------------------

SEC 7-Day Annualized Yield (7/31/2000): 5.98%

 *Average Treasury Money Market Fund; derived from data provided by Lipper Inc.

**Six months ended July 31, 2000.

See Financial Highlights table on page 27 for dividend information for the past five years.

ADMIRAL SHORT-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                  ADMIRAL SHORT-TERM TREASURY FUND           LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              1.7%          0.7%          2.4%            2.3%
1994              1.0           4.5           5.5             6.1
1995             -4.6           5.2           0.6            -0.1
1996              4.7           6.7          11.4            12.0
1997             -1.9           6.0           4.1             4.1
1998              1.1           6.1           7.2             7.9
1999              1.1           5.6           6.7             7.0
2000             -3.9           5.3           1.4             1.3
2001**            0.8           3.1           3.9             4.0
--------------------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE INCEPTION
                                             INCEPTION                                        -----------------------------------
                                               DATE           1 YEAR        5 YEARS           CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money Market Fund          12/14/1992       -5.29%          5.22%             0.00%         4.78%         4.78%
Admiral Short-Term Treasury Fund            12/14/1992        4.68           5.55             -0.04          5.63          5.59
---------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

ADMIRAL INTERMEDIATE-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                     ADMIRAL INTERMEDIATE-TERM
                           TREASURY FUND                     LEHMAN*
FISCAL          CAPITAL       INCOME          TOTAL           TOTAL
YEAR            RETURN        RETURN         RETURN          RETURN
--------------------------------------------------------------------
1993              2.9%          0.9%           3.8%           3.8%
1994              4.1           5.8            9.9           10.6
1995             -9.4           5.7           -3.7           -4.5
1996             11.7           7.5           19.2           19.6
1997             -5.0           6.3            1.3            1.3
1998              4.2           6.8           11.0           11.7
1999              3.3           6.1            9.4           10.0
2000             -9.9           5.6           -4.3           -5.0
2001**            2.5           3.4            5.9            6.3
--------------------------------------------------------------------

 *Lehman 5-10 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

ADMIRAL LONG-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                   ADMIRAL LONG-TERM TREASURY FUND           LEHMAN*
FISCAL          CAPITAL        INCOME         TOTAL           TOTAL
YEAR            RETURN         RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              3.0%          1.0%          4.0%             3.8%
1994              8.6           7.3          15.9             16.7
1995            -12.9           6.3          -6.6             -7.5
1996             18.6           8.1          26.7             27.4
1997             -8.1           6.4          -1.7             -1.6
1998              9.8           7.3          17.1             18.3
1999              5.9           6.2          12.1             12.3
2000            -13.7           5.4          -8.3             -8.3
2001**            5.8           3.3           9.1              9.4
--------------------------------------------------------------------

 *Lehman Long Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE INCEPTION
                                                   INCEPTION                                     -----------------------------------
                                                     DATE           1 YEAR        5 YEARS        CAPITAL        INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund           12/14/1992        4.57%          5.93%          0.31%          6.30%        6.61%
Admiral Long-Term Treasury Fund                   12/14/1992        6.43           7.07           1.45           6.75         8.20
------------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000. Key elements of this Profile are defined on page 12.


FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
Yield                                                             6.0%
Average Maturity                                               58 days
Average Quality                                               Treasury
Expense Ratio                                                   0.15%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                        100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality, with U.S. agency bonds almost equally high.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                         SHORT-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 35              5,974
Yield                                          6.6%               6.9%
Yield to Maturity                              6.6%               7.2%
Average Coupon                                 6.1%               6.9%
Average Maturity                          2.5 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          2.0 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               1.7%                 --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        Short
CREDIT QUALITY                          Treasury/Agency

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                         SHORT-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.82               1.00
Beta                                           0.52               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       89.8%
Agency                                                         10.2
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.2%
1-3 Years                                                      72.5
3-5 Years                                                      21.5
Over 5 Years                                                    4.8
----------------------------------------------------------------------
Total                                                         100.0%

FUND PROFILE
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                  INTERMEDIATE-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 35              5,974
Yield                                          6.5%               6.9%
Yield to Maturity                              6.5%               7.2%
Average Coupon                                 7.2%               6.9%
Average Maturity                          7.6 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          5.3 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               3.0%                 --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        MEDIUM
CREDIT QUALITY                          TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                  INTERMEDIATE-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.92               1.00
Beta                                           1.38               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       92.8%
Agency                                                          7.2
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.6%
1-5 Years                                                      13.4
5-10 Years                                                     79.0
10-20 Years                                                     4.7
20-30 Years                                                     1.3
Over 30 Years                                                   0.0
----------------------------------------------------------------------
Total                                                         100.0%

FUND PROFILE
ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                          LONG-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 19              5,974
Yield                                          6.2%               6.9%
Yield to Maturity                              6.2%               7.2%
Average Coupon                                 7.8%               6.9%
Average Maturity                         18.3 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          9.6 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               3.3%                 --
----------------------------------------------------------------------

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        LONG
CREDIT QUALITY                          TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                          LONG-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.84               1.00
Beta                                           1.99               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       94.4%
Agency                                                          5.6
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.3%
1-5 Years                                                       0.0
5-10 Years                                                     13.6
10-20 Years                                                    39.3
20-30 Years                                                    45.8
Over 30 Years                                                   0.0
----------------------------------------------------------------------
Total                                                         100.0%

FINANCIAL STATEMENTS
JULY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                                YIELD**            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.9%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                          5.629%-5.881%        9/7/2000                $413,003     $  410,579
U.S. Treasury Bill                                          5.825%-5.922%       8/24/2000                 464,918        463,195
U.S. Treasury Bill                                                 5.996%       9/14/2000                   2,824          2,804
U.S. Treasury Bill                                          5.594%-6.037%       10/5/2000                 115,824        114,578
U.S. Treasury Bill                                                 6.073%      10/12/2000                   8,176          8,078
U.S. Treasury Bill                                          6.037%-6.103%       8/10/2000                 130,302        130,070
U.S. Treasury Bill                                          6.076%-6.122%      10/26/2000                 369,278        363,973
U.S. Treasury Bill                                          5.774%-6.175%       8/17/2000                 881,932        879,553
U.S. Treasury Bill                                          6.175%-6.196%       11/2/2000                 433,000        426,338
U.S. Treasury Bill                                                 6.217%       1/18/2001                   4,287          4,165
U.S. Treasury Bond                                                 5.750%      11/15/2000                 159,931        159,656
U.S. Treasury Note                                                 4.000%      10/31/2000                 400,000        397,745
U.S. Treasury Note                                                 4.500%       9/30/2000                 618,438        616,567
U.S. Treasury Note                                                 4.500%       1/31/2001                  71,730         71,047
U.S. Treasury Note                                                 4.625%      11/30/2000                  97,500         96,956
U.S. Treasury Note                                                 5.000%       2/28/2001                 220,000        218,296
U.S. Treasury Note                                                 5.125%       8/31/2000                 382,585        382,206
U.S. Treasury Note                                                 5.250%       1/31/2001                  60,000         59,645
U.S. Treasury Note                                                 5.625%      11/30/2000                  60,000         59,863
U.S. Treasury Note                                                 5.750%      10/31/2000                  50,000         49,935
U.S. Treasury Note                                                 6.000%       8/15/2000                 308,754        308,749
U.S. Treasury Note                                                 6.125%       9/30/2000                 290,000        289,793
U.S. Treasury Note                                                 6.250%       8/31/2000                 274,396        274,371
U.S. Treasury Note                                                 8.500%      11/15/2000                  38,000         38,227
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $5,826,389)                                                                                                   5,826,389
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.1%)                                                                              $   64,214
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 5,890,391,606 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $5,890,603
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $1.00
================================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                                   $5,826,389
Receivables for Investment Securities Sold                                                                               428,126
Other Assets--Note B                                                                                                      87,600
                                                                                                                      ----------
   Total Assets                                                                                                        6,342,115
                                                                                                                      ----------
LIABILITIES
Payables for Investment Securities Purchased                                                                             426,338
Other Liabilities                                                                                                         25,174
                                                                                                                      ----------
   Total Liabilities                                                                                                     451,512
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $5,890,603
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $5,890,391          $1.00
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Gains                                                                                212             --
Unrealized Appreciation                                                                                        --             --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $5,890,603          $1.00
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                   COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.3%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (88.1%)
U.S. Treasury Inflation-Indexed Note                               4.250%       1/15/2010                $ 20,363     $   20,733
U.S. Treasury Note                                                 5.500%       2/28/2003                  47,500         46,566
U.S. Treasury Note                                                 5.500%       3/31/2003                  48,000         47,036
U.S. Treasury Note                                                 5.500%       5/31/2003                   5,000          4,894
U.S. Treasury Note                                                 5.625%       9/30/2001                  31,000         30,714
U.S. Treasury Note                                                 5.750%      11/30/2002                  42,600         42,053
U.S. Treasury Note                                                 5.750%       4/30/2003                  71,200         70,178
U.S. Treasury Note                                                 5.750%       8/15/2003                   6,000          5,907
U.S. Treasury Note                                                 5.875%      10/31/2001                 105,500        104,787
U.S. Treasury Note                                                 5.875%      11/30/2001                  10,000          9,930
U.S. Treasury Note                                                 6.250%       1/31/2002                 115,000        114,737
U.S. Treasury Note                                                 6.250%       2/15/2003                   4,000          3,991
U.S. Treasury Note                                                 6.375%       1/31/2002                  61,000         60,963
U.S. Treasury Note                                                 6.625%       4/30/2002 (4)              78,500         78,794
U.S. Treasury Note                                                 7.500%      11/15/2001                  39,800         40,307
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                    6.277%       4/15/2001 (1)(3)            1,600          1,597
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                    5.730%       7/15/2001 (1)(2)           21,427         21,224
Guaranteed Export Trust (U.S. Government Guaranteed)               7.460%      12/15/2002 (1)               5,739          5,793
Guaranteed Trade Trust (U.S. Government Guaranteed)                6.104%       7/15/2003 (1)              20,000         19,684
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.100%       6/30/2007 (1)              15,200         14,159
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.696%        2/1/2005 (1)               5,000          4,871
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.735%       1/15/2001 (1)               3,250          3,243
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.760%       6/15/2006 (1)              16,000         15,418
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.926%       6/15/2005 (1)               9,447          9,166
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.450%      12/15/2010 (1)              14,318         14,250
Private Export Funding Corp. (U.S. Government Guaranteed)          5.730%       1/15/2004                  65,950         63,414
Private Export Funding Corp. (U.S. Government Guaranteed)          6.310%       9/30/2004                  10,000          9,740
Private Export Funding Corp. (U.S. Government Guaranteed)          6.450%       9/30/2004                  40,000         39,160
Private Export Funding Corp. (U.S. Government Guaranteed)          7.650%       5/15/2006                  14,500         14,897
Vendee Mortgage Trust (U.S. Government Guaranteed)                 7.250%       8/15/2004 (1)               4,544          4,539
                                                                                                                      ----------
                                                                                                                         922,745
                                                                                                                      ----------
AGENCY BONDS AND NOTES (4.6%)
Federal Farm Credit Bank                                           5.730%       7/28/2003                   9,361          9,058
Federal Home Loan Mortgage Corp.                                   5.000%       1/15/2004                  10,500          9,869
Federal National Mortgage Assn.                                    6.130%        6/3/2004                  30,000         28,938
                                                                                                                      ----------
                                                                                                                          47,865
                                                                                                                      ----------
MORTGAGE-BACKED SECURITIES (5.6%)
Federal Home Loan Mortgage Corp.                                   6.000%        8/1/2006 (1)              37,994         36,268
Federal National Mortgage Assn.                                    6.000%      11/15/2003 (1)              22,894         22,004
                                                                                                                      ----------
                                                                                                                          58,272
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,037,037)                                                                                                   1,028,882
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                  12,119         12,119
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                  77,736         77,736
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $89,855)                                                                                                         89,855
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%)
   (COST $1,126,892)                                                                                                   1,118,737
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   13,800
Security Lending Collateral Payable to Brokers--Note G                                                                   (77,736)
Other Liabilities                                                                                                         (7,817)
                                                                                                                      ----------
                                                                                                                         (71,753)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 105,857,621 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $1,046,984
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $9.89
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $21,224,000, representing 2.0% of net assets.

(3) Restricted security representing 0.2% of net assets at July 31, 2000.

(4) Securities with a value of $1,004,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $1,076,019         $10.16
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Losses                                                                           (20,796)          (.19)
Unrealized Depreciation--Note F
  Investment Securities                                                                                    (8,155)          (.08)
  Futures Contracts                                                                                           (84)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,046,984         $ 9.89
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                            COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.0%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (89.9%)
U.S. Treasury Bond                                                 7.500%      11/15/2016                $ 48,115     $   54,841
U.S. Treasury Bond                                                10.375%      11/15/2012                 180,850        222,322
U.S. Treasury Bond                                                11.250%       2/15/2015                   3,900          5,788
U.S. Treasury Inflation-Indexed Note                               3.875%       4/15/2029                  16,267         16,337
U.S. Treasury Inflation-Indexed Note                               4.250%       1/15/2010                  26,798         27,285
U.S. Treasury Note                                                 6.000%       8/15/2009                  41,200         40,923
U.S. Treasury Note                                                 6.125%       8/15/2007                 167,300        166,771
U.S. Treasury Note                                                 6.500%       8/15/2005                  10,000         10,120
U.S. Treasury Note                                                 6.500%      10/15/2006                  51,800         52,576
U.S. Treasury Note                                                 6.500%       2/15/2010                   7,305          7,546
U.S. Treasury Note                                                 6.875%       5/15/2006                  33,100         34,152
U.S. Treasury Note                                                 7.000%       7/15/2006                 163,200        169,508
U.S. Treasury Note                                                 7.500%       2/15/2005                  73,850         77,489
Export Funding Trust (U.S. Government Guaranteed)                  8.210%      12/29/2006 (1)               6,539          6,754
Government Export Trust (U.S. Government Guaranteed)               6.000%       3/15/2005 (1)               5,929          5,831
Guaranteed Export Trust (U.S. Government Guaranteed)               7.460%      12/15/2005 (1)               7,652          7,724
Guaranteed Trade Trust (U.S. Government Guaranteed)                6.690%       1/15/2009 (1)(2)           15,531         15,175
Guaranteed Trade Trust (U.S. Government Guaranteed)                7.390%       6/26/2006 (1)               1,430          1,435
Guaranteed Trade Trust (U.S. Government Guaranteed)                7.800%       8/15/2006 (1)               5,417          5,512
Guaranteed Trade Trust (U.S. Government Guaranteed)                8.170%       1/15/2007 (1)               2,167          2,242
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.940%       6/20/2006 (1)               3,158          3,067
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.080%       8/15/2004 (1)              15,778         15,428
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.726%       9/15/2010 (1)               8,217          8,123
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.750%      12/15/2008 (1)              11,333         11,225
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.050%      11/15/2013 (1)              36,161         36,161
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.600%      12/15/2012 (1)              11,000         11,084
Private Export Funding Corp. (U.S. Government Guaranteed)          6.490%       7/15/2007                   5,500          5,319
Private Export Funding Corp. (U.S. Government Guaranteed)          5.250%       5/15/2005                  28,000         25,997
Private Export Funding Corp. (U.S. Government Guaranteed)          5.870%       7/31/2008                  49,800         45,874
Private Export Funding Corp. (U.S. Government Guaranteed)          7.110%       4/15/2007                  14,125         14,132
Private Export Funding Corp. (U.S. Government Guaranteed)          7.200%      11/15/2010                   5,700          5,719
Private Export Funding Corp. (U.S. Government Guaranteed)          7.250%       6/15/2010                  60,500         60,873
Private Export Funding Corp. (U.S. Government Guaranteed)          7.650%       5/15/2006                   6,675          6,858
                                                                                                                      ----------
                                                                                                                       1,180,191
                                                                                                                      ----------
AGENCY BONDS AND NOTES (7.1%)
Federal Home Loan Mortgage Corp.                                   7.000%       3/15/2010                  18,870         18,706
Federal National Mortgage Assn.                                    7.125%       6/15/2010                  74,620         74,742
                                                                                                                      ----------
                                                                                                                          93,448
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,291,307)                                                                                                   1,273,639
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (29.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                  21,004         21,004
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                 372,154        372,154
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $393,158)                                                                                                       393,158
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (126.9%)
   (COST $1,684,465)                                                                                                   1,666,797
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-26.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   21,145
Security Lending Collateral Payable to Brokers--Note G                                                                  (372,154)
Other Liabilities                                                                                                         (2,605)
                                                                                                                      ----------
                                                                                                                        (353,614)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 130,352,383 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $1,313,183
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $10.07
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $15,175,000, representing 1.2% of net assets.

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $1,365,304         $10.47
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Losses                                                                           (34,453)          (.26)
Unrealized Depreciation--Note F
  Investment Securities                                                                                   (17,668)          (.14)
  Futures Contracts                                                                                            --             --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,313,183         $10.07
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                    COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.7%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (91.2%)
U.S. Treasury Bond                                                 6.000%       2/15/2026                 $   100     $       99
U.S. Treasury Bond                                                 6.250%       5/15/2030                   8,930          9,512
U.S. Treasury Bond                                                 6.750%       8/15/2026                  35,785         39,088
U.S. Treasury Bond                                                 6.875%       8/15/2025                   2,200          2,429
U.S. Treasury Bond                                                 7.500%      11/15/2016                  11,080         12,629
U.S. Treasury Bond                                                 7.875%       2/15/2021                  51,279         61,724
U.S. Treasury Bond                                                 8.125%       5/15/2021                  61,425         75,795
U.S. Treasury Bond                                                 8.125%       8/15/2019                  26,608         32,524
U.S. Treasury Bond                                                 8.875%       2/15/2019                  40,953         53,263
U.S. Treasury Bond                                                 9.250%       2/15/2016                  21,150         27,663
U.S. Treasury Bond                                                 9.875%      11/15/2015                  27,400         37,423
U.S. Treasury Inflation-Indexed Note                               4.027%       1/15/2009                   4,660          4,811
U.S. Treasury Inflation-Indexed Note                               4.046%       4/15/2029                   2,500          2,616
U.S. Treasury Inflation-Indexed Note                               4.305%       1/15/2010                   6,285          6,515
Private Export Funding Corp. (U.S. Government Guaranteed)          6.670%       9/15/2009                   4,000          3,860
Private Export Funding Corp. (U.S. Government Guaranteed)          7.200%      11/15/2010                   1,950          1,957
Private Export Funding Corp. (U.S. Government Guaranteed)          7.250%       6/15/2010                  16,650         16,753
                                                                                                                      ----------
                                                                                                                         388,661
                                                                                                                      ----------
AGENCY BONDS AND NOTES (5.5%)
Federal Home Loan Bank                                             5.800%        9/2/2008                  20,225         18,534
Federal Home Loan Mortgage Corp.                                   7.000%       3/15/2010                   4,650          4,610
                                                                                                                      ----------
                                                                                                                          23,144
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $399,967)                                                                                                       411,805
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                   5,332          5,332
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                  16,862         16,862
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $22,194)                                                                                                         22,194
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $422,161)                                                                                                       433,999
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   10,437
Security Lending Collateral Payable to Brokers--Note G                                                                   (16,862)
Other Liabilities                                                                                                         (1,554)
                                                                                                                      ----------
                                                                                                                          (7,979)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 40,173,718 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $  426,020
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $    10.60
================================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $  425,247       $  10.59
 Undistributed Net Investment Income                                                                           --             --
 Accumulated Net Realized Loss                                                                            (11,065)          (.28)
 Unrealized Appreciation--Note F
   Investment Securities                                                                                   11,838            .29
   Futures Contracts                                                                                           --             --
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                            $  426,020       $  10.60
================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------------------------------
                                                  ADMIRAL                ADMIRAL                  ADMIRAL            ADMIRAL
                                                 TREASURY             SHORT-TERM        INTERMEDIATE-TERM          LONG-TERM
                                             MONEY MARKET               TREASURY                 TREASURY           TREASURY
                                                     FUND                   FUND                     FUND               FUND
                                             --------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JULY 31, 2000
                                             --------------------------------------------------------------------------------
                                                    (000)                  (000)                    (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                    $168,848                $33,376                  $41,896            $13,618
     Security Lending                                  --                    104                      373                 41
                                             --------------------------------------------------------------------------------
          Total Income                            168,848                 33,480                   42,269             13,659
                                             --------------------------------------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                356                     67                       78                 26
          Management and Administrative             3,315                    615                      742                238
          Marketing and Distribution                  564                    108                      122                 41
     Custodian Fees                                    51                     14                       10                  8
     Auditing Fees                                      5                      3                        3                  3
     Shareholders' Reports                             46                      4                        5                  3
     Trustees' Fees and Expenses                        4                     --                        1                 --
                                             --------------------------------------------------------------------------------
          Total Expenses                            4,341                    811                      961                319
          Expenses Paid Indirectly--Note C             (3)                    --                       --                 --
                                             --------------------------------------------------------------------------------
          Net Expenses                              4,338                    811                      961                319
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             164,510                 32,669                   41,308             13,340
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                       185                 (5,868)                    (624)            (1,319)
     Futures Contracts                                 --                    (91)                     (25)                53
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              185                 (5,959)                    (649)            (1,266)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                             --                 14,988                   33,965             26,105
     Futures Contracts                                 --                    (84)                     190                 15
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                    --                 14,904                   34,155             26,120
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $164,695                $41,614                  $74,814            $38,194
=============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                              ADMIRAL TREASURY                        ADMIRAL SHORT-TERM
                                                              MONEY MARKET FUND                         TREASURY FUND
                                                      --------------------------------------------------------------------------
                                                         SIX MONTHS               YEAR            SIX MONTHS               YEAR
                                                              ENDED              ENDED                 ENDED              ENDED
                                                      JUL. 31, 2000      JAN. 31, 2000         JUL. 31, 2000      JAN. 31, 2000
                                                              (000)              (000)                 (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                               $  164,510         $  259,962            $   32,669         $   65,330
     Realized Net Gain (Loss)                                   185                 37                (5,959)           (14,724)
     Change in Unrealized Appreciation (Depreciation)            --                 --                14,904            (33,310)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                    164,695            259,999                41,614             17,296
                                                      --------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                 (164,510)          (259,962)              (32,669)           (65,330)
     Realized Capital Gain                                       --                 --                    --             (2,088)
                                                      --------------------------------------------------------------------------
          Total Distributions                              (164,510)          (259,962)              (32,669)           (67,418)
                                                      --------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                               2,953,606          5,808,863               184,147            565,512
     Issued in Lieu of Cash Distributions                   156,706            244,537                24,888             51,770
     Redeemed                                            (2,867,690)        (5,462,597)             (270,792)          (724,694)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                           242,622            590,803               (61,757)          (107,412)
--------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                              242,807            590,840               (52,812)          (157,534)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                  5,647,796          5,056,956             1,099,796          1,257,330
                                                      --------------------------------------------------------------------------
     End of Period                                       $5,890,603         $5,647,796            $1,046,984         $1,099,796
================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                               2,953,606          5,808,863                18,709             56,468
     Issued in Lieu of Cash Distributions                   156,706            244,537                 2,527              5,185
     Redeemed                                            (2,867,690)        (5,462,597)              (27,496)           (72,513)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                           242,622            590,803                (6,260)           (10,860)
================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                          ADMIRAL INTERMEDIATE-TERM                 ADMIRAL LONG-TERM
                                                                TREASURY FUND                         TREASURY FUND
                                                       ---------------------------------------------------------------------
                                                          SIX MONTHS             YEAR            SIX MONTHS            YEAR
                                                               ENDED            ENDED                 ENDED           ENDED
                                                       JUL. 31, 2000    JAN. 31, 2000         JUL. 31, 2000   JAN. 31, 2000
                                                               (000)            (000)                 (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                $   41,308       $   80,416              $ 13,340        $ 28,507
     Realized Net Gain (Loss)                                   (649)         (33,716)               (1,266)         (8,790)
     Change in Unrealized Appreciation (Depreciation)         34,155         (107,177)               26,120         (60,532)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                      74,814          (60,477)               38,194         (40,815)
                                                       ---------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (41,308)         (80,416)              (13,340)        (28,507)
     Realized Capital Gain                                        --           (5,431)                   --          (4,442)
                                                       ---------------------------------------------------------------------
          Total Distributions                                (41,308)         (85,847)              (13,340)        (32,949)
                                                       ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                  150,342          593,029                61,984         307,237
     Issued in Lieu of Cash Distributions                     31,664           66,698                10,050          25,103
     Redeemed                                               (187,532)        (588,132)             (122,329)       (305,846)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                             (5,526)          71,595               (50,295)         26,494
----------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                27,980          (74,729)              (25,441)        (47,270)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                   1,285,203        1,359,932               451,461         498,731
                                                       ---------------------------------------------------------------------
     End of Period                                        $1,313,183       $1,285,203              $426,020        $451,461
============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                   15,131           57,596                 5,979          29,162
     Issued in Lieu of Cash Distributions                      3,176            6,530                   963           2,390
     Redeemed                                                (18,884)         (57,479)              (11,809)        (29,053)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                               (577)           6,647                (4,867)          2,499
============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------------------------
                                                                                ADMIRAL TREASURY MONEY MARKET FUND
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED      -------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000       2000        1999        1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00      $1.00       $1.00       $1.00        $1.00       $1.00
============================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                 .028       .047        .050        .052         .051        .055
     Net Realized and Unrealized Gain (Loss)
          on Investments                                     --         --          --          --           --          --
                                                          ------------------------------------------------------------------
          Total from Investment Operations                 .028       .047        .050        .052         .051        .055
                                                          ------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                 (.028)     (.047)      (.050)      (.052)       (.051)      (.055)
     Distributions from Realized Capital Gains               --         --          --          --           --          --
                                                          ------------------------------------------------------------------
          Total Distributions                             (.028)     (.047)      (.050)      (.052)       (.051)      (.055)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.00      $1.00       $1.00       $1.00        $1.00       $1.00
============================================================================================================================

TOTAL RETURN                                              2.86%      4.79%       5.12%       5.31%        5.24%       5.66%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                $5,891     $5,648      $5,057      $3,880       $3,247      $1,778
     Ratio of Total Expenses to
          Average Net Assets                             0.15%*      0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                             5.67%*      4.69%       4.97%       5.20%        5.12%       5.50%
============================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                               ADMIRAL SHORT-TERM TREASURY FUND
                                                                                   YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    ----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000        1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.81      $10.22      $10.15      $10.04       $10.23     $  9.77
==============================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                  .296        .532        .548        .592         .587        .626
     Net Realized and Unrealized Gain (Loss)
          on Investments                                    .080       (.393)       .114        .110        (.190)       .460
                                                           -------------------------------------------------------------------
          Total from Investment Operations                  .376        .139        .662        .702         .397       1.086
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.296)      (.532)      (.548)      (.592)       (.587)      (.626)
     Distributions from Realized Capital Gains                --       (.017)      (.044)         --           --          --
                                                           -------------------------------------------------------------------
          Total Distributions                              (.296)      (.549)      (.592)      (.592)       (.587)      (.626)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.89      $ 9.81       $10.22     $10.15       $10.04      $10.23
==============================================================================================================================

TOTAL RETURN                                               3.88%       1.41%         6.70%     7.21%        4.05%      11.41%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $1,047      $1,100      $1,257        $781         $553        $426
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*       0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                              6.02%*       5.32%       5.35%       5.89%        5.85%       6.22%
     Portfolio Turnover Rate                               218%*        120%        130%         81%          80%         95%
==============================================================================================================================

*Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                                                                                                 YEAR ENDED JANUARY  31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED         ---------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000            2000       1999           1998        1997       1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  9.82          $10.94     $10.60         $10.17      $10.70    $  9.58
=================================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                 .319            .610      .624            .645        .648       .665
     Net Realized and Unrealized Gain (Loss)
          on Investments                                   .250          (1.078)     .348            .430       (.530)     1.120
                                                        -------------------------------------------------------------------------
          Total from Investment Operations                 .569           (.468)     .972           1.075        .118      1.785
                                                        -------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                 (.319)          (.610)    (.624)          (.645)      (.648)     (.665)
     Distributions from Realized Capital Gains               --           (.042)    (.008)             --          --         --
                                                        -------------------------------------------------------------------------
          Total Distributions                             (.319)          (.652)    (.632)          (.645)      (.648)     (.665)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.07         $  9.82    $10.94          $10.60      $10.17     $10.70
=================================================================================================================================

TOTAL RETURN                                              5.87%          -4.33%     9.45%          10.98%       1.30%     19.16%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                $1,313          $1,285    $1,360            $905        $659       $585
     Ratio of Total Expenses to
          Average Net Assets                             0.15%*           0.15%     0.15%           0.15%       0.15%      0.15%
     Ratio of Net Investment Income to
          Average Net Assets                             6.43%*           5.96%     5.80%           6.28%       6.37%      6.49%
     Portfolio Turnover Rate                               64%*             72%       63%             34%         52%        64%
=================================================================================================================================

*Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ADMIRAL LONG-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY  31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED         ----------------------------------------------------------
THROUGHOUT EACH PERIOD                           JULY 31, 2000            2000         1999         1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.02          $11.72       $11.12       $10.13       $11.06     $  9.40
==================================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                .324            .636        .654          .669        .681         .691
     Net Realized and Unrealized Gain (Loss)
          on Investments                                  .580          (1.597)       .653          .990       (.900)       1.749
                                                         -------------------------------------------------------------------------
          Total from Investment Operations                .904           (.961)      1.307         1.659       (.219)       2.440
                                                         -------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                (.324)          (.636)      (.654)        (.669)      (.681)       (.691)
     Distributions from Realized Capital Gains              --           (.103)      (.053)           --       (.030)       (.089)
                                                         -------------------------------------------------------------------------
          Total Distributions                            (.324)          (.739)      (.707)        (.669)      (.711)       (.780)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.60          $10.02       $11.72       $11.12       $10.13      $11.06
==================================================================================================================================

TOTAL RETURN                                             9.12%          -8.30%       12.11%       17.05%       -1.75%      26.74%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $426            $451         $499         $327         $192        $186
     Ratio of Total Expenses to
          Average Net Assets                            0.15%*           0.15%        0.15%        0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                            6.26%*           6.05%        5.72%        6.41%        6.72%       6.66%
     Portfolio Turnover Rate                              71%*             55%          32%          13%          42%        125%
==================================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

         1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

         2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------------------------------------------
                                                          CAPITAL CONTRIBUTED            PERCENTAGE                PERCENTAGE
                                                              TO VANGUARD                  OF FUND                OF VANGUARD'S
               ADMIRAL FUND                                      (000)                   NET ASSETS              CAPITALIZATION
----------------------------------------------------------------------------------------------------------------------------------
               Treasury Money Market                             $1,112                    0.02%                      1.1%
               Short-Term Treasury                                  205                    0.02                       0.2
               Intermediate-Term Treasury                           249                    0.02                       0.2
               Long-Term Treasury                                    80                    0.02                       0.1
----------------------------------------------------------------------------------------------------------------------------------

The fund's trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2000, custodian fee offset arrangements reduced expenses of the Admiral Treasury Money Market Fund by $3,000.

D. During the six months ended July 31, 2000, purchases and sales of U.S. government securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (000)
                                                                                --------------------------------------------------
               ADMIRAL FUND                                                                PURCHASES                  SALES
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                                                          $1,158,144               $1,185,911
               Intermediate-Term Treasury                                                      400,279                  395,572
               Long-Term Treasury                                                              147,174                  189,766
----------------------------------------------------------------------------------------------------------------------------------

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Admiral Long-Term Treasury Fund had realized losses totaling $406,000 through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          EXPIRATION
                                                                                      FISCAL YEARS ENDING            AMOUNT
               ADMIRAL FUND                                                               JANUARY 31,                 (000)
---------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                                                           2008-2009                $13,925
               Intermediate-Term Treasury                                                    2008-2009                 33,921
               Long-Term  Treasury                                                           2008-2009                  9,360
---------------------------------------------------------------------------------------------------------------------------------

F. At July 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            (000)
                                                             ---------------------------------------------------------------------
                                                                                                                 NET UNREALIZED
                                                             APPRECIATED                  DEPRECIATED             APPRECIATION
               ADMIRAL FUND                                  SECURITIES                   SECURITIES             (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                             $  1,735                    $  (9,890)               $  (8,155)
               Intermediate-Term Treasury                         2,847                      (20,515)                 (17,668)
               Long-Term Treasury*                               16,557                       (5,125)                  11,432
----------------------------------------------------------------------------------------------------------------------------------
               *See Note E.

         At July 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (000)
                                                                                         ---------------------------------------
                                                               NUMBER                     AGGREGATE
                                                              OF SHORT                    SETTLEMENT               UNREALIZED
               ADMIRAL FUND/FUTURES CONTRACTS                 CONTRACTS                      VALUE                DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury/
                 5-Year Treasury Note                             45                         $4,464                    $(84)
--------------------------------------------------------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at July 31, 2000, and collateral received with respect to such loans, were:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            (000)
                                                           -----------------------------------------------------------------------
                                                                                                    COLLATERAL RECEIVED
                                                                                        ------------------------------------------
                                                             MARKET VALUE                                         MARKET VALUE
                                                               OF LOANED                                        OF U.S. TREASURY
               ADMIRAL FUND                                   SECURITIES                    CASH                   SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                              $126,149                  $  77,736                   $50,966
               Intermediate-Term Treasury                        372,195                    372,154                     8,043
               Long-Term Treasury                                 16,564                     16,862                        --
----------------------------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

         The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q122 092000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.